UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2008

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 E. Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On September 4, 2008, Woodward Governor Company (Nasdaq: WGOV) made available on its website at http://www.woodward.com/corp/IR/confcalls.cfm the slide presentation that Tom Gendron, President and Chief Executive Officer, will use during his presentation at the Gabelli & Company, Inc. Annual Aircraft Supplier Conference on September 5, 2008.

The slide presentation will be available on the website until 11:59 a.m. (EST) on September 11, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

September 4, 2008	By:	A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Vice President, General Counsel, and Corporate Secretary